UNITIL RESOURCES, INC.

                                 BALANCE SHEETS


                                                         March 31,
ASSETS                                                     1997
                                                   -------------------
Current Assets:
  Cash                                                          29,487
  Accounts Receivable                                           78,125
  Misc. Current Assets                                          60,766
                                                   -------------------
    Total Current Assets                                       168,378

Deferred Debits                                                      0
                                                   -------------------

                                                   -------------------
    TOTAL                                                     $168,378
                                                   ===================



                             UNITIL RESOURCES, INC.

                                 BALANCE SHEETS


                                                            March 31,
LIABILITIES:                                                  1997
                                                     ---------------------
Capitalization:
  Common Stock Equity                                               43,933
                                                     ---------------------
    Total Capitalization                                            43,933

Current Liabilities:
  Notes Payable                                                    103,045
  Accounts Payable                                                 209,204
  Interest Accrued                                                      --
  Taxes Accrued                                                  (187,804)
                                                     ---------------------
    Total Current Liabilities                                      124,445
                                                     ---------------------
    TOTAL                                                         $168,378
                                                     =====================




                             UNITIL RESOURCES, INC.

                             STATEMENTS OF EARNINGS

                                                            Quarter Ended
                                                            March 31, 1997
                                                      ----------------------
Operating Revenues                                                   128,267
                                                      ----------------------
Operating Expenses:
  Operating Expenses, Other                                          146,337
  Provisions for Taxes:
    Federal and State Income                                         (7,038)
                                                      ----------------------
      Total Operating Expenses                                       139,299
                                                      ----------------------
Operating Income                                                    (11,032)
                                                      ----------------------
Non-operating Income (expense)                                           485
                                                      ----------------------
Gross Income                                                        (10,547)
                                                      ----------------------
Income Deductions:
  Interest Expense, Net                                                  639
                                                      ----------------------
    Net Income Deductions                                                639
                                                      ----------------------
Net Income                                                         ($11,186)
                                                      ======================